EXHIBIT 10.13


                                OPTION AGREEMENT

      This Option Agreement ("Agreement"), made and entered into as of June 12, 1997, is by and between CRC Holdings Corp., a Delaware corporation (the "Company") and _________________________ (the "Optionee").

                                   WITNESSETH:

      WHEREAS, the Optionee is an employee of the Company or one or more of its subsidiaries (collectively, the Company and its subsidiaries are the "Related Parties") and the Board of Directors of the Company has determined that the Company should recognize the potential contributions that the Optionee may make to the success of the Related Parties by granting him an option to purchase shares of Common Stock in the Company upon the terms set forth herein;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Company and Optionee hereby agree as follows:

      1. CERTAIN DEFINITIONS. The following terms shall have the following meanings:

            "EXPIRATION DATE" means 6:00 P.M., Houston, Texas time, on August 31, 2002.

            "1933 ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "STATE LAW" means applicable state securities laws and the rules and regulations promulgated thereunder.

            "VOTING AGREEMENT" the Voting and Shareholders Agreement dated as of June 12, 1997 among the Company and certain holders of its shares, as such agreement may be amended from time to time.

      2. GRANT OF OPTION. Subject to the terms and conditions hereinafter set forth, the Company hereby irrevocably grants to the Optionee the right and option (the "Option") to purchase shares ("Option Shares") of Common Stock, subject to adjustment in accordance with the provisions of Section 7 of this Agreement.

      3. OPTION PRICE. The price to be paid by Optionee to the Company for each Option Share purchased pursuant to the exercise of this Option ("Option Price") shall $[111.00] per share; provided, however, that the Option Price shall be subject to adjustment in accordance with the provisions of Section 7 of this Agreement.

      4. VESTING OF RIGHT TO EXERCISE OPTION; FORFEITURE OR REPURCHASE UPON TERMINATION OF EMPLOYMENT.


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      (a) Except as otherwise provided in this Agreement, the right to exercise this Option shall vest as to twenty percent (20%) of the total Option Shares which may be purchased hereunder on each anniversary of the date of issuance of this Option, beginning with the first anniversary and continuing until the fifth anniversary, at which time this Option shall be fully vested. From and after each date of vesting, Optionee may exercise this Option, subject to the terms and conditions set forth herein, to purchase all or any portion of the Option Shares for which Optionee's rights have vested.

      (b) To the extent Optionee does not purchase all or any part of the Option Shares at the times this Option becomes exercisable, the Optionee has the right cumulatively thereafter to purchase any Option Shares not so purchased and such right shall continue until this Option terminates or expires.

      (c) If Optionee's employment is terminated by one of the Related Parties for "cause" (as defined below) or if Optionee shall voluntarily terminate his employment by the Related Parties or its subsidiaries (through resignation or otherwise), the Option shall automatically terminate as of the date of such termination and any rights to purchase Option Shares which may have vested prior to such termination shall be forfeited. For purposes hereof, a termination for "cause" will include any of the following: (A) Optionee's conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing substantial harm to the Related Parties or their affiliates or involving acts of theft, fraud, embezzlement, moral turpitude or similar conduct; (B) Optionee's repeated intoxication by alcohol or drugs during the performance of his duties for the Related Parties in a manner that materially and adversely affects Optionee's performance of such duties; (C) malfeasance in the conduct of Optionee's duties for the Related Parties, including, but not limited to, (1) willful and intentional misuse or diversion of funds of the Related Parties or their affiliates, (2) embezzlement, or (3) fraudulent or willful and material misrepresentations or concealments on any written reports submitted to the Related Parties or their affiliates; (D) Optionee's material violation of any provision of the Voting Agreement among Optionee, the Company and others; (E) Optionee's material failure to perform the duties of Optionee's employment or material failure to follow or comply with the reasonable and lawful written directives of the Board of Directors of the Related Parties, in either case after Optionee shall have been informed, in writing, of such material failure and given a period of not more than 60 days to remedy same.

      (d) If Optionee's employment by the Related Parties is terminated by a Related Party for reasons other than "cause", the portion of this Option which has vested may be exercised, but only within three months after such termination (if otherwise prior to the date of expiration of this Option), and not thereafter, to purchase the number of Option Shares, if any, that could be purchased upon exercise of this Option at the date of termination of Optionee's employment (the "Vested Option Shares"); provided that, in lieu of permitting the exercise of this Option, the Company may, at the sole discretion, redeem this Option, by paying cash to Optionee in an amount equal to the greater of:
(i) the amount, if any, by which the "Book Value" (as defined below) of the Vested Option Shares exceeds the Option Price for such shares, or (ii) $100.

      For purposes of this subsection (d), the "Book Value" of the Vested Options Shares is equal to (A) the Company's total stockholders equity, as set forth in the Company's consolidated balance

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sheet for its most recently concluded fiscal quarter, divided by, the number of shares of Common Stock outstanding, as set forth in the Company's consolidated balance sheet for its most recently concluded fiscal quarter, times (B) the number of Vested Option Shares.

      For purposes of this subsection (d), if this Option shall not have fully vested as of the date of termination of Optionee's employment, then a ratable portion of the number of Option Shares which would have become purchasable upon the next vesting date shall be deemed to have vested as of the date of such termination (determined by multiplying the number of Option Shares that vest on the next vesting date by a fraction with a numerator equal to the number of full months which have then elapsed since the last vesting date and a denominator of 12, and rounding to the closest whole number).

      (e) In the event of Optionee's death or disability, this Option shall remain outstanding and may be exercised by the person who acquires this Option by will or the laws of descent and distribution, or by Optionee, as the case may be, but only (i) within the one year period following the date of death or disability (if otherwise prior to the date of expiration of this Option), and not thereafter, and (ii) to purchase the number of Option Shares that were subject to purchase upon exercise of this Option at the time of such death or disability.

      5. RESTRICTIONS ON EXERCISE. The right to exercise the Option shall be subject to the following restrictions:

      (a) VESTING. Optionee shall have no right to exercise this Option to purchase any Option Shares for which Optionee's rights have not yet vested in accordance with Section 4.

      (b) NO FRACTIONAL OPTION SHARES. The Option may be exercised only with respect to full Option Shares.

      (c) COMPLIANCE WITH LAW. The Option may not be exercised in whole or in part, and no Option Shares shall be issued nor certificates representing such Option Shares delivered pursuant to any exercise of the Option, if any requisite approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options or the issuance and sale of Option Shares shall not have been obtained or if such exercise or issuance would violate any applicable law.

      (d) EXERCISE BY OPTIONEE. The Option shall only be exercisable by the Optionee and by any transferee who has received such Option pursuant to Section 4(e).

      (e) VOTING AGREEMENT. Optionee shall have no right to exercise this Option to purchase any Option Shares until Optionee and Optionee's spouse (if Optionee has a spouse) shall have executed and delivered to the Company a counterpart of the Voting Agreement. Any Option Shares purchased upon exercise of this Option shall be subject to the terms of the Voting Agreement.

      6.    EXERCISE OF OPTION.

      (a) Subject to the other terms and provisions of this Agreement, the Option shall be

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exercisable by written notice timely given to the Company by the Optionee, which notice (i) shall state the number of Option Shares that the Optionee then desires to purchase, and (ii) shall be accompanied by payment in full of the Option Price for each of such Option Shares, which such payment shall be made in cash or certified check.

      (b) The Company shall be entitled to require the Optionee to deliver to the Company such documents as the Company in its discretion shall deem necessary to confirm that (i) such exercise and the Company's issuance and sale of such Option Shares are in compliance with the requirements of any applicable laws (including, but not limited to, the Securities Act of 1933 and applicable state law) and (ii) the Optionee shall be bound by and comply with all of the terms and provisions of the Voting Agreement.

      (c) Unless the Company and Optionee shall make mutually acceptable alternative arrangements, at the time of exercise of the Option, Optionee shall pay to the Company, in cash, any federal, state and local taxes required by law to be paid or withheld in connection with such exercise.

      7.    RECAPITALIZATION OR REORGANIZATION; ADJUSTMENTS.

      (a) The existence of this Option shall not affect in any way the right or power of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issuance of additional Company securities with priority over the Common Stock or otherwise affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company's common stock or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

      (b) If (i) the Company merges, consolidates or reconstitutes with or into any other entity (in a situation in which the Company is not the surviving entity), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity, or (iii) the Company is to be dissolved and liquidated (each such event is referred to herein as a "Fundamental Change"), the Company shall declare any portion of the Option which has not then vested to be vested, so that the Optionee shall have an opportunity to exercise the Option prior to the consummation of the Fundamental Change.

      (c) If the Company subdivides its outstanding common stock into greater shares of common stock, the Option Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of Option Shares then subject to the Option shall be proportionately increased. Conversely, if the outstanding shares of common stock of the Company are combined into a smaller number of shares, the Option Price in effect immediately prior to such combination shall be proportionately increased, and the number of Option Shares then subject to the Option shall be proportionately reduced.

      8. TERMINATION OF OPTION. The Option shall terminate upon the first to occur of the (i) the Expiration Date, (ii) the date on which Optionee purchases, or in writing surrenders his right to purchase, all Option Shares or other securities then subject to the Option, or (iii) the date of termination pursuant to Section 4 hereof.

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      9. RESTRICTION ON TRANSFER OF OPTION. The Option may not be sold, assigned, hypothecated or transferred, except by will or by the laws of descent and distribution. Any attempted transfer of the Option in violation of this provision shall be void and of no effect whatsoever.

      10. CERTAIN RIGHTS INCIDENT TO DIVORCE. If an interest in the Option is required by law to be transferred to a spouse of Optionee pursuant to an order of a court in a divorce proceeding (notwithstanding the provisions of Section 9 hereof), Optionee shall nevertheless retain all rights with respect to the exercise of the Option and any interest of such spouse shall be subject to such rights of Optionee. In addition, if it is determined that Optionee will be required to pay any taxes attributable to the interest of the spouse in the Option, any tax liability of Optionee which is attributable to such spouse's interest shall be taken into account, and shall reduce such spouse's interest in this Option.

      11. RIGHTS AS A SHAREHOLDER. Optionee shall have no rights as a shareholder of the Company with respect to any Option Shares covered by the Option until the exercise of the Option.

      12. ADDITIONAL DOCUMENTS. The Company and the Optionee will, upon request of the other party, promptly execute and deliver all additional documents, and take all such further action, reasonably deemed by such party to be necessary, appropriate or desirable to complete and evidence the sale, assignment and transfer of the Option Shares pursuant to this Agreement.

      13. REPRESENTATIONS, WARRANTIES AND COVENANTS OF OPTIONEE.

      (a) The Optionee acknowledges that neither the Option nor the Option Shares covered thereby have been registered under the 1933 Act or State Law on the grounds that the issuance of the Option is, and the sale of any Option Shares pursuant to the exercise of the Option will be, exempt from registration under one or more provisions of each of such acts. The Optionee further understands that in determining the availability and applicability of such exemptions and in executing and delivering this Agreement and issuing and delivering any Option Shares upon exercise of the Option, the Company has relied and will rely upon the representations, warranties and covenants made by the Optionee herein and in any other documents which he may hereafter deliver to the Company. Accordingly, the Optionee represents and warrants to and covenants and agrees with the Company as follows:

            (i) the Optionee is acquiring and will hold the Option, and will acquire and hold all securities which he acquires upon exercise of the Option, for his own account for investment and not with a view to any sale or distribution of all or any part thereof; and

            (ii) the Optionee will hold all securities acquired by him upon exercise of the Option, as well as any and all other securities issued in respect thereof, subject to all applicable provisions of the Voting and Shareholders Agreement of the Company, the 1933 Act and State Law, and will not at any time make any sale, transfer, pledge or other disposition or encumbrance of any of such securities in violation of the Voting and Shareholders Agreement of the Company or in the absence of an effective registration statement for such securities under the 1933 Act and State Law or an applicable exemption from the registration requirements therefrom.

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      (b) The Optionee agrees (i) that the certificates representing the Option
Shares or other securities purchased under this Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the Option Shares or other securities purchased under this Option on the transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities laws, (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Option Shares or other securities purchased under this Option, and (iv) that the Option Shares or other securities acquired upon exercise of this Option shall be subject, in all respects, to the Voting and Shareholders Agreement of the Company.

      (c) Optionee acknowledges that the value of the Option over its life will be speculative and uncertain, that there is no market for the Option or the Option Shares or other securities that may be acquired upon exercise of the Option and it is unlikely that any market will develop, and consequently, the Optionee may ultimately realize no value from the Option.

      14. NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been given on the earlier of the date of receipt by the party to whom the notice is given or five (5) days after being mailed by certified or registered United States mail, postage prepaid, addressed to the appropriate party at the address shown beside such party's signature below or at such other address as such party shall have theretofore designated by written notice given to the other party.

      15. ENTIRETY AND MODIFICATION. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, between such parties relating to such subject matter. No modification, alteration, amendment or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

      16. SEVERABILITY. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible, and such provision shall be deemed inoperative to the extent it is unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

      17. GENDER. Words used in this Agreement which refer to Optionee and denote the male gender shall also be deemed to include the female gender or the neuter gender when appropriate.

      18. HEADINGS. The headings of the various sections and subsections of this Agreement have been inserted for convenient reference only and shall not be construed to enlarge, diminish or otherwise change the express provisions hereof.


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      19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE DELAWARE PRINCIPLES OF CONFLICTS OF
LAW).

      20. COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.



                                    CRC HOLDINGS CORP.




                                     By: _______________________________


                                    OPTIONEE

Number of Option
Shares:

                                    ____________________________________